Exhibit 99.1
BAXTER INTERNATIONAL INC.
Net Sales by Segment
Revised Basis (Non-GAAP measure)
(unaudited)

The following tables present our U.S. and international disaggregated net sales.

	For the Years Ended December 31,
							Reported Growth			Operational Sales Growth[1]
	2025			2024			2025			2025
(in millions)	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total	Total
Infusion Therapies & Platforms	$3,007	$3,638	$6,645	$3,093	$3,488	$6,581	(3)%	4%	1%	1%
Advanced Surgery	648	550	1,198	603	501	1,104	7%	10%	9%	8%
Medical Products & Therapies	3,655	4,188	7,843	3,696	3,989	7,685	(1)%	5%	2%	2%
Care & Connectivity Solutions	1,372	539	1,911	1,311	503	1,814	5%	7%	5%	4%
Front Line Care	871	289	1,160	843	294	1,137	3%	(2)%	2%	2%
Healthcare Systems & Technologies	2,243	828	3,071	2,154	797	2,951	4%	4%	4%	3%
Other	224	106	330	—	—	—	NM	NM	NM	NM
Total Baxter	$6,122	$5,122	$11,244	$5,850	$4,786	$10,636	5%	7%	6%	3%

	For the Quarters Ended December 31,
							Reported Growth			Operational Sales Growth[1]
	2025			2024			2025			2025
(in millions)	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total	Total
Infusion Therapies & Platforms	$728	$1,007	$1,735	$779	$898	$1,677	(7)%	12%	3%	1%
Advanced Surgery	177	151	328	157	135	292	13%	12%	12%	11%
Medical Products & Therapies	905	1,158	2,063	936	1,033	1,969	(3)%	12%	5%	3%
Care & Connectivity Solutions	367	170	537	366	138	504	0%	23%	7%	4%
Front Line Care	219	71	290	208	72	280	5%	(1)%	4%	3%
Healthcare Systems & Technologies	586	241	827	574	210	784	2%	15%	5%	4%
Other	61	23	84	—	—	—	NM	NM	NM	NM
Total Baxter	$1,552	$1,422	$2,974	$1,510	$1,243	$2,753	3%	14%	8%	3%

	For the Quarters Ended September 30,
							Reported Growth			Operational Sales Growth[1]
	2025			2024			2025			2025
(in millions)	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total	Total
Infusion Therapies & Platforms	$740	$931	$1,671	$794	$881	$1,675	(7)%	6%	(0)%	(0)%
Advanced Surgery	168	138	306	149	123	272	13%	12%	13%	11%
Medical Products & Therapies	908	1,069	1,977	943	1,004	1,947	(4)%	6%	2%	2%
Care & Connectivity Solutions	348	125	473	335	121	456	4%	3%	4%	3%
Front Line Care	229	71	300	222	74	296	3%	(4)%	1%	1%
Healthcare Systems & Technologies	577	196	773	557	195	752	4%	1%	3%	2%
Other	59	26	85	—	—	—	NM	NM	NM	NM
Total Baxter	$1,544	$1,291	$2,835	$1,500	$1,199	$2,699	3%	8%	5%	2%

	For the Quarter Ended June 30,
							Reported Growth			Operational Sales Growth[1]
	2025			2024			2025			2025
(in millions)	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total	Total
Infusion Therapies & Platforms	$753	$896	$1,649	$792	$877	$1,669	(5)%	2%	(1)%	(1)%
Advanced Surgery	158	138	296	150	127	277	5%	9%	7%	5%
Medical Products & Therapies	911	1,034	1,945	942	1,004	1,946	(3)%	3%	(0)%	0%
Care & Connectivity Solutions	341	133	474	332	120	452	3%	11%	5%	4%
Front Line Care	221	72	293	218	78	296	1%	(8)%	(1)%	(1)%
Healthcare Systems & Technologies	562	205	767	550	198	748	2%	4%	3%	2%
Other	63	35	98	—	—	—	NM	NM	NM	NM
Total Baxter	$1,536	$1,274	$2,810	$1,492	$1,202	$2,694	3%	6%	4%	1%

	For the Quarters Ended March 31,
										Reported Growth						Organic Sales Growth[2]	Operational Sales Growth[1]
	2026			2025			2024			2026			2025			2026	2025
(in millions)	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total	Total	Total
Infusion Therapies & Platforms	$711	$905	$1,616	$786	$804	$1,590	$728	$832	$1,560	(10)%	13%	2%	8%	(3)%	2%	(3)%	5%
Advanced Surgery	165	139	304	145	123	268	147	116	263	14%	13%	13%	(1)%	6%	2%	10%	4%
Medical Products & Therapies	876	1,044	1,920	931	927	1,858	875	948	1,823	(6)%	13%	3%	6%	(2)%	2%	(1)%	5%
Care & Connectivity Solutions	315	120	435	316	111	427	278	124	402	(0)%	8%	2%	14%	(10)%	6%	(0)%	7%
Front Line Care	198	72	270	202	75	277	195	70	265	(2)%	(4)%	(3)%	4%	7%	5%	(4)%	5%
Healthcare Systems & Technologies	513	192	705	518	186	704	473	194	667	(1)%	3%	0%	10%	(4)%	6%	(2)%	6%
Other	46	30	76	41	22	63	—	—	—	12%	36%	21%	NM	NM	NM	NM	NM
Total Baxter	$1,435	$1,266	$2,701	$1,490	$1,135	$2,625	$1,348	$1,142	$2,490	(4)%	12%	3%	11%	(1)%	5%	(1)%	5%
NM: Not Meaningful
1 Operational sales growth excludes the impact of the Kidney Care manufacturing and supply agreement not reflected in reportable segments, reflects the previously announced exit of IV solutions in China in the Medical Products & Therapies reportable segment, and is calculated at constant currency rates.
2 Organic sales growth excludes the impact of the Kidney Care manufacturing and supply agreement not reflected in reportable segments, impacts associated with business acquisitions or divestitures, and is calculated at constant currency rates.

BAXTER INTERNATIONAL INC.
Segment Operating Income
Revised Basis (Non-GAAP measure)
(unaudited)

	For the Years Ended December 31,
	2025		2024
(in millions)	Medical Products & Therapies	Healthcare Systems & Technologies	Medical Products & Therapies	Healthcare Systems & Technologies
Net sales	$7,843	$3,071	$7,685	$2,951
Cost of sales	4,850	1,599	4,506	1,468
Selling, general and administrative expenses	1,153	749	1,233	727
Research and development expenses	293	191	304	189
Other segment items	(134)	(33)	—	—
Segment operating income	$1,681	$565	$1,642	$567

	For the Quarters Ended December 31,
	2025		2024
(in millions)	Medical Products & Therapies	Healthcare Systems & Technologies	Medical Products & Therapies	Healthcare Systems & Technologies
Net sales	$2,063	$827	$1,969	$784
Cost of sales	1,368	456	1,153	371
Selling, general and administrative expenses	243	167	316	192
Research and development expenses	65	48	82	47
Other segment items	(36)	(9)	—	—
Segment operating income	$423	$165	$418	$174

	For the Quarters Ended September 30,
	2025		2024
(in millions)	Medical Products & Therapies	Healthcare Systems & Technologies	Medical Products & Therapies	Healthcare Systems & Technologies
Net sales	$1,977	$773	$1,947	$752
Cost of sales	1,226	414	1,153	369
Selling, general and administrative expenses	309	197	306	178
Research and development expenses	62	48	77	47
Other segment items	(31)	(8)	(4)	(1)
Segment operating income	$411	$122	$415	$159

	For the Quarters Ended June 30,
	2025		2024
(in millions)	Medical Products & Therapies	Healthcare Systems & Technologies	Medical Products & Therapies	Healthcare Systems & Technologies
Net sales	$1,945	$767	$1,946	$748
Cost of sales	1,157	375	1,149	382
Selling, general and administrative expenses	299	195	330	184
Research and development expenses	83	49	76	48
Other segment items	(38)	(8)	3	—
Segment operating income	$444	$156	$388	$134

	For the Quarters Ended March 31,
	2026		2025		2024
(in millions)	Medical Products & Therapies	Healthcare Systems & Technologies	Medical Products & Therapies	Healthcare Systems & Technologies	Medical Products & Therapies	Healthcare Systems & Technologies
Net sales	$1,920	$705	$1,858	$704	$1,823	$667
Cost of sales	1,237	385	1,099	354	1,051	346
Selling, general and administrative expenses	295	182	302	190	281	173
Research and development expenses	71	48	83	46	69	47
Other segment items	(33)	(9)	(29)	(8)	1	1
Segment operating income	$350	$99	$403	$122	$421	$100
The following tables present our reportable segment operating income and reconciliations of reportable segment operating income to income (loss) from continuing operations before income taxes.

	For the Years Ended December 31,
(in millions)	2025	2024
Medical Products & Therapies	$1,681	$1,642
Healthcare Systems & Technologies	565	567
Total reportable segment operating income	2,246	2,209
Other	22	(12)
Unallocated corporate costs	(678)	(723)
Intangible asset amortization expense	(598)	(625)
Business optimization items	(178)	(162)
European Medical Devices Regulation	(21)	(33)
Indefinite-lived asset impairments	(290)	(50)
Separation-related costs	(58)	—
Legal matters	(11)	(17)
Acquisition and integration items	(27)	(23)
Product-related items	(113)	(15)
Hurricane Helene costs	(133)	(110)
Goodwill impairments	(485)	(425)
Gain on sale of long-lived asset	16	—
Total operating income (loss)	(308)	14
Interest expense, net	238	341
Other (income) expense, net	(41)	(38)
Income (loss) from continuing operations before income taxes	$(505)	$(289)

	For The Quarters Ended December 31,
(in millions)	2025	2024
Medical Products & Therapies	$423	$418
Healthcare Systems & Technologies	165	174
Total reportable segment operating income	588	592
Other	5	(12)
Unallocated corporate costs	(241)	(161)
Intangible asset amortization expense	(145)	(154)
Business optimization items	(78)	(113)
European Medical Devices Regulation	(6)	(8)
Indefinite-lived asset impairments	(290)	(50)
Separation-related costs	(18)	—
Acquisition and integration items	(13)	(7)
Product-related items	(52)	(12)
Hurricane Helene costs	(10)	(85)
Goodwill impairments	(485)	(425)
Gain on sale of long-lived asset	16	—
Total operating income (loss)	(729)	(435)
Interest expense, net	58	90
Other (income) expense, net	(31)	(4)
Income (loss) from continuing operations before income taxes	$(756)	$(521)

	For the Quarters Ended September 30,
(in millions)	2025	2024
Medical Products & Therapies	$411	$415
Healthcare Systems & Technologies	122	159
Total reportable segment operating income	533	574
Other	5	(1)
Unallocated corporate costs	(115)	(182)
Intangible asset amortization expense	(147)	(159)
Business optimization items	(38)	(18)
Legal matters	—	(17)
European Medical Devices Regulation	(5)	(9)
Separation-related costs	(13)	—
Acquisition and integration items	(8)	(5)
Product-related items	(32)	(3)
Hurricane Helene costs	(8)	(25)
Total operating income (loss)	172	155
Interest expense, net	58	87
Other (income) expense, net	(7)	(1)
Income (loss) from continuing operations before income taxes	$121	$69

	For the Quarters Ended June 30,
(in millions)	2025	2024
Medical Products & Therapies	$444	$388
Healthcare Systems & Technologies	156	134
Total reportable segment operating income	600	522
Other	6	5
Unallocated corporate costs	(183)	(170)
Intangible asset amortization expense	(151)	(154)
Business optimization items	(17)	(9)
European Medical Devices Regulation	(5)	(9)
Separation-related costs	(14)	—
Acquisition and integration items	(5)	(6)
Product-related items	(23)	—
Hurricane Helene costs	(17)	—
Total operating income (loss)	191	179
Interest expense, net	58	86
Other (income) expense, net	—	(24)
Income (loss) from continuing operations before income taxes	$133	$117

	For the Quarters Ended March 31,
(in millions)	2026	2025	2024
Medical Products & Therapies	$350	$403	$421
Healthcare Systems & Technologies	99	122	100
Total reportable segment operating income	449	525	521
Other	7	6	(4)
Unallocated corporate costs	(159)	(139)	(210)
Intangible asset amortization expense	(146)	(155)	(158)
Business optimization items	(68)	(45)	(22)
Legal matters	—	(11)	—
European Medical Devices Regulation	(4)	(5)	(7)
Separation-related costs	(11)	(13)	—
Acquisition and integration items	—	(1)	(5)
Product-related items	12	(6)	—
Hurricane Helene costs	(3)	(98)	—
Business transformation	(11)	—	—
Total operating income (loss)	66	58	115
Interest expense, net	66	64	78
Other (income) expense, net	6	(3)	(9)
Income (loss) from continuing operations before income taxes	$(6)	$(3)	$46

BAXTER INTERNATIONAL INC.
Reconciliation of Non-GAAP Financial Measure
Change in Net Sales Growth As Reported to Operational Sales Growth
(unaudited)

	From the Year Ended December 31, 2024 to the Year Ended December 31, 2025
(in millions)	Net Sales Growth As Reported	Kidney Care MSA	Exit of IV Solutions in China	FX	Operational Sales Growth*
Infusion Therapies & Platforms	1%	0%	1%	(1)%	1%
Advanced Surgery	9%	0%	0%	(1)%	8%
Medical Products & Therapies	2%	0%	1%	(1)%	2%
Care & Connectivity Solutions	5%	0%	0%	(1)%	4%
Front Line Care	2%	0%	0%	(0)%	2%
Healthcare Systems & Technologies	4%	0%	0%	(1)%	3%
Other	NM	NM	NM	NM	NM
Total Baxter	6%	(3)%	0%	(0)%	3%

	From the Three Months Ended December 31, 2024 to the Three Months Ended December 31, 2025
(in millions)	Net Sales Growth As Reported	Kidney Care MSA	Exit of IV Solutions in China	FX	Operational Sales Growth*
Infusion Therapies & Platforms	3%	0%	0%	(2)%	1%
Advanced Surgery	12%	0%	0%	(1)%	11%
Medical Products & Therapies	5%	0%	0%	(2)%	3%
Care & Connectivity Solutions	7%	0%	0%	(3)%	4%
Front Line Care	4%	0%	0%	(1)%	3%
Healthcare Systems & Technologies	5%	0%	0%	(1)%	4%
Other	NM	NM	NM	NM	NM
Total Baxter	8%	(3)%	0%	(2)%	3%

	From the Three Months Ended September 30, 2024 to the Three Months Ended September 30, 2025
(in millions)	Net Sales Growth As Reported	Kidney Care MSA	Exit of IV Solutions in China	FX	Operational Sales Growth*
Infusion Therapies & Platforms	(0)%	0%	1%	(1)%	(0)%
Advanced Surgery	13%	0%	0%	(2)%	11%
Medical Products & Therapies	2%	0%	1%	(1)%	2%
Care & Connectivity Solutions	4%	0%	0%	(1)%	3%
Front Line Care	1%	0%	0%	0%	1%
Healthcare Systems & Technologies	3%	0%	0%	(1)%	2%
Other	NM	NM	NM	NM	NM
Total Baxter	5%	(3)%	1%	(1)%	2%

	From the Three Months Ended June 30, 2024 to the Three Months Ended June 30, 2025
(in millions)	Net Sales Growth As Reported	Kidney Care MSA	Exit of IV Solutions in China	FX	Operational Sales Growth*
Infusion Therapies & Platforms	(1)%	0%	1%	(1)%	(1)%
Advanced Surgery	7%	0%	0%	(2)%	5%
Medical Products & Therapies	(0)%	0%	1%	(1)%	0%
Care & Connectivity Solutions	5%	0%	0%	(1)%	4%
Front Line Care	(1)%	0%	0%	0%	(1)%
Healthcare Systems & Technologies	3%	0%	0%	(1)%	2%
Other	NM	NM	NM	NM	NM
Total Baxter	4%	(4)%	1%	(0)%	1%

	From the Three Months Ended March 31, 2024 to the Three Months Ended March 31, 2025
(in millions)	Net Sales Growth As Reported	Kidney Care MSA	Exit of IV Solutions in China	FX	Operational Sales Growth*
Infusion Therapies & Platforms	2%	0%	1%	2%	5%
Advanced Surgery	2%	0%	0%	2%	4%
Medical Products & Therapies	2%	0%	1%	2%	5%
Care & Connectivity Solutions	6%	0%	0%	1%	7%
Front Line Care	5%	0%	0%	0%	5%
Healthcare Systems & Technologies	6%	0%	0%	0%	6%
Other	NM	NM	NM	NM	NM
Total Baxter	5%	(3)%	1%	2%	5%
NM: Not Meaningful
*Totals may not add across due to rounding

BAXTER INTERNATIONAL INC.
Reconciliation of Non-GAAP Financial Measure
Change in Net Sales Growth As Reported to Organic Sales Growth
(unaudited)

	From the Three Months Ended March 31, 2025 to the Three Months Ended March 31, 2026
(in millions)	Net Sales Growth As Reported	Kidney Care MSA	FX	Organic Sales Growth*
Infusion Therapies & Platforms	2%	0%	(5)%	(3)%
Advanced Surgery	13%	0%	(3)%	10%
Medical Products & Therapies	3%	0%	(4)%	(1)%
Care & Connectivity Solutions	2%	0%	(2)%	(0)%
Front Line Care	(3)%	0%	(1)%	(4)%
Healthcare Systems & Technologies	0%	0%	(2)%	(2)%
Other	21%	(16)%	(5)%	0%
Total Baxter	3%	(1)%	(3)%	(1)%
*Totals may not add across due to rounding